UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 1, 2005

                              Bio-Life Labs, Inc.
                              -------------------
             (Exact name of registrant as specified in its charter)


          Nevada                       000-30546                 33-0714007
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)



                     16 Concord Road, El Paso, Texas 79909
                     -------------------------------------
             (Address of principal executive offices and Zip Code)

       Registrant's telephone number, including area code (915) 843-2044

                                   Copies to:
                              Andrea Cataneo, Esq.
                      Sichenzia Ross Friedman Ference LLP
                          1065 Avenue of the Americas
                            New York, New York 10018
                             Phone: (212) 930-9700
                              Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

     On July 1, 2005, Bio-Life Labs, Inc. (the "Company"), sold an aggregate of 10 million shares of common stock (the "Shares") to Margaret and Chaim Stern for $400,000. The investor also received 5 million warrants (the "Warrants"). The Notes and the Warrants were issued in a private placement transaction pursuant to Section 4(2) under the Securities Act of 1933.

     Each Warrant is exercisable for a period of three years at a price of $0.20 per share, subject to certain adjustments. The exercise price of the Warrants is subject to adjustment for stock splits, combinations, dividends and the like. The investors may exercise the warrants on a cashless basis if the shares of common stock underlying the Warrants are registered pursuant to an effective registration statement. The Warrants are callable by the Company should the Company's bid price closes at or above $0.50 per share for 30 consecutive days.

     The Company has granted the investor piggy-back registration rights for the Shares and the shares underlying the Warrants, however, in the event that the Company does not file a registration statement registering the Shares and the shares underlying the Warrants by November 30, 2005, the Company is obligated to issue to the investor 50,000 shares of its common stock and 25,000 warrants on the same terms and conditions as the Warrants, for each month that the registration statement is not filed.

Item 3.02 Unregistered Sales of Equity Securities.

          See Item 1.01 above.

Item 9.01 Financial Statements and Exhibits.

          (a) Financial statements of business acquired.

Not applicable.

          (b) Pro forma financial information.

Not applicable.

          (c) Exhibits.

Exhibit
Number                           Description
--------- ----------------------------------------------------------------------
4.1       Form of $100,000 Subscription Agreement
4.2       Form of $300,000 Subscription Agreement
4.3       Form of $100,000 Warrant
4.4       Form of $300,000 Warrant

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Bio-Life Labs, Inc.


Date: July 8, 2005                  /s/ DAVID KARAM
                                    ----------------
                                    David Karam
                                    President